EXHIBIT 23(a)





                          CONSENT OF ERNST & YOUNG LLP








  We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and the related Proxy Statement-Prospectus of First Virginia Banks, Inc. for the registration of 3,624,295 shares of its common stock and to the incorporation by reference therein of our report dated January 21, 1997, with respect to the consolidated financial statements of First Virginia Banks, Inc. inccluded in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                   /s/ ERNST & YOUNG LLP

                                   ERNST & YOUNG LLP


  Washington, D.C.

  March 26, 1997

                                                                   EXHIBIT 23(b)






                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statement on Form S-4 of our report dated January 15, 1997, with respect to the consolidated financial statements of Premier Bankshares Corporation incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



                                                Persinger & Company, L.L.C.



  Beckley, West Virginia

  March 26, 1997

                                                                   EXHIBIT 23(e)






                         CONSENT OF SCOTT & STRINGFELLOW



         We consent to the use, quotation and summarization in the Registration Statement on Form S-4 of our fairness opinion dated _________________, 1997, rendered to the Board of Directors of Premier Bankshares Corporation in connection with the merger of Premier Bankshares Corporation with and into First Virginia Banks, Inc. and to the use of our name, and the statements with respect to us, appearing in the Registration Statement.


                                              Scott & Stringfellow, Inc.


                                              Gary S. Penrose
                                              Managing Director
                                              Financial Institutions Group

  Richmond, Virginia
  March 26, 1997